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                                                                    EXHIBIT 10.9



                          SUPPLY AND PURCHASE AGREEMENT

                                     BETWEEN

                                 MATRITECH INC.

                                       AND

                               KONICA CORPORATION



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                          SUPPLY AND PURCHASE AGREEMENT


This Agreement, made and entered into as of this 17th day of November, 1994 by and between MATRITECH INC., with its principal place of business at 763 Concord Avenue, Cambridge MA 02138, U.S.A. ("MATRITECH"), and KONICA CORPORATION, with its principal place of business at 26-2, Nishi-Shinjuku 1-chome, Shinjuku-ku, Tokyo, Japan ("KONICA"),

                                WITNESSETH THAT:

WHEREAS:

(A) MATRITECH is engaged in the manufacture and sale of certain kinds of urinary tract disorders test kit for the purpose of diagnosis, prognosis, monitoring or treatment of human disease including cancer and is willing to supply KONICA with such products; and

(B)  KONICA wishes to purchase from MATRITECH such products as mentioned above
     (A) for the marketing, distribution and servicing, subject to the terms and conditions contained hereinafter.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, both parties agree as follows:

1.   DEFINITIONS

(a) "PRODUCTS" as used herein means the test kit detecting the urinary tract disorders and/or diseases which consists of a microtiter plate based enzyme immunoassay, and quantifies NMP22 in urine of patients for the diagnosis, monitoring or prognosis of urinary tract disorders and/or diseases, and further includes 96 determinations per test kit; and All succeeding PRODUCTS and improved PRODUCTS, including but not limited to all improved test kit which consists of any kinds of immunoassay to quantify NMP22 in urine by other methods than the microtiter plate based method.


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                                      -2-


(b) "TERRITORY" as used herein means Japan and other countries to be agreed upon between both parties.

(c) "TRADEMARKS" as used herein means the trademarks which consist of a combination of i) PRODUCTS name [JAPANESE CHARACTERS] Matritech UNMP22 [JAPANESE CHARACTERS] which means "KONICA Matritech UNMP22 TEST KIT", ii) MATRITECH's trademark "device and Matritech" and iii) KONICA's trademark "Konica". "TRADEMARKS" shall be more specified in the Exhibit A attached hereto.

(d) "KOSEISHO" as used herein means the Ministry of Health and Welfare of Japan.

(e) "KOSEISHO APPROVAL" as used herein means the approval and permits of KOSEISHO for the purpose that KONICA can import and market PRODUCTS into Japanese market and specifically does not include the approvals necessary for assignment of reimbursement points or compensation such as Social Insurance Medical Fee.

(f) "SALES YEAR" as used herein means a one (1) year period starting with the procurement of KOSEISHO APPROVAL or any of anniversary dates thereof.

2.   SUPPLY AND PURCHASE

2.1 During the term of this Agreement, KONICA shall have the exclusive right for marketing, distribution and servicing of PRODUCTS in the TERRITORY in consideration of the non-refundable payment of the exclusivity fee pursuant to Section 2.5 below. MATRITECH agrees to supply PRODUCTS to KONICA and KONICA agrees exclusively to purchase PRODUCTS from MATRITECH for marketing, distribution and servicing in the TERRITORY, subject to the terms and conditions contained herein. KONICA agrees not to sell any other products than the test kits to quantify NMP22 in urine, which are competitive with PRODUCTS within the TERRITORY.

2.2 So long as KONICA fully performs its obligation hereunder within the TERRITORY, MATRITECH agrees that, during the term of this Agreement; i) it shall not appoint any entity other than KONICA to act as a distributor for the PRODUCTS in the TERRITORY, and ii) it shall not sell the PRODUCTS to the customers in the TERRITORY. MATRITECH shall prevent possible re-export of PRODUCTS into the TERRITORY by any MATRITECH's distributor outside the TERRITORY, but assumes no responsibility for any such re-export if such re-export is beyond MATRITECH's


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                                      -3-


     control. MATRITECH reserves the right to sell components of the PRODUCTS to other manufacturers within the TERRITORY; provided, however, that KONICA shall have the right of first refusal to purchase Anti-NMP22 monoclonal antibody ("ANTIBODY") from MATRITECH, and even if KONICA refuses to purchase ANTIBODY, MATRITECH shall guarantee that KONICA's exclusive right for the PRODUCTS as set forth in Section 2.1 shall not be infringed by any products which have the purpose of quantifying NMP22 in urine and are manufactured by other manufacturers purchasing such ANTIBODY.

2.3 KONICA hereby agrees not to sell, re-export, re-ship or otherwise engage in distributing or servicing PRODUCTS directly in or to areas outside the TERRITORY, without the prior written consent of MATRITECH.

2.4 MATRITECH shall establish and maintain, at its own expenses and responsibility, an adequate production capacity to enable to manufacture at least [REDACTED] kits of PRODUCTS per manufacturing lot for KONICA to fulfil KONICA's one (1) purchase order in accordance with this Agreement.

2.5 KONICA agrees to pay MATRITECH the non-refundable amount of US$ 225,000 as the exclusivity fee for marketing, distribution and servicing of PRODUCTS in the TERRITORY. Payment shall be made by telegraphic transfer to MATRITECH at the date of execution hereof.

3.   MINIMUM QUANTITY

3.1 KONICA shall purchase yearly the following minimum quantity of PRODUCTS ("MINIMUM QUANTITY") from MATRITECH, during the term of this Agreement:

     1st SALES YEAR:   [REDACTED] kits

     2nd SALES YEAR:   [REDACTED] kits

     3rd SALES YEAR:   To be mutually determined at 6 months prior to the end of
                       the preceding SALES YEAR.

     4th SALES YEAR:   To be mutually determined at 6 months prior to the end of
                       the preceding SALES YEAR.

     5th SALES YEAR:   To be mutually determined at 6 months prior to the end of
                       the preceding SALES YEAR.

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                                      -4-


     In the event that KONICA fails to meet the MINIMUM QUANTITY obligation in a given SALES YEAR, KONICA may forfeit, at the sole discretion of MATRITECH, its right to serve as exclusive distributor for the PRODUCTS.

3.2 For the purpose of the foregoing Section 3.1, PRODUCTS shall be credited to the MINIMUM QUANTITY for the relevant SALES YEAR, at the time when MATRITECH receives KONICA's purchase order which shall be placed in accordance with Section 4 below; provided, that such creditable purchase order shall be limited to those to be placed at least sixty (60) days prior to the end of relevant SALES YEAR and the quantity of PRODUCTS under the purchase order placed after the beginning of such sixty (60) day period shall be credited to the MINIMUM QUANTITY for the next SALES YEAR.

4.   ORDERING PROCEDURE

4.1 KONICA shall place a purchase order for PRODUCTS by sending to MATRITECH a written order based on KONICA's form.

4.2 With respect to each purchase order placed by KONICA, MATRITECH shall notify KONICA of whether MATRITECH accepts the purchase order or not, within five (5) MATRITECH working days after the receipt of the purchase order; provided, however, that the purchase order placed by KONICA shall be deemed to be accepted by MATRITECH in case no notice of acceptance or rejection is received by KONICA within such five (5) MATRITECH working day period. The individual sales contract ("SALES CONTRACT") hereunder shall become effective, if and as MATRITECH accepts the purchase order in accordance with above mentioned provision.

4.3 In case KONICA deems it necessary to revise the SALES CONTRACT, KONICA may make such revisions by the consent of MATRITECH.

4.4 The minimum order quantity of each purchase order placed by KONICA during the term of this Agreement shall be as follows:

     Before 1st SALES YEAR: [REDACTED] kits per order
     1st and 2nd SALES YEAR: [REDACTED] kits per order
     3rd and 4th SALES YEAR: [REDACTED] kits per order
     5th SALES YEAR and thereafter: To be negotiated

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                                      -5-


4.5 In case of discrepancy between SALES CONTRACT and this Agreement, this Agreement shall prevail.

5.   PRICE AND PAYMENT

5.1 The transfer price per kit of PRODUCTS shall be determined by both parties in accordance with the following chart, and shall be quoted on an Ex Works MATRITECH's warehouse in Cambridge basis:

--------------------------------------------------------------------------------
Social Insurance Medical Fee               Transfer Price per kit
--------------------------------------------------------------------------------
     [REDACTED] points or less                   US$[REDACTED] per point
--------------------------------------------------------------------------------
     [REDACTED] points to 350 points             US$[REDACTED]
--------------------------------------------------------------------------------
     [REDACTED] points or more                   US$[REDACTED] per point
--------------------------------------------------------------------------------

     MATRITECH shall promptly transfer KONICA with free of charge the formulas and other written informations as necessary and as required for manufacturing the urine sample stabilizer for PRODUCTS by KONLCA. Until February 1, 1995, MATRITECH shall supply KONICA with reasonable quantities of stabilizer and tubes as manufactured by MATRITECH at free of charge, upon request by KONICA.

5.2 The transfer price of PRODUCTS as set forth in Section 5.1 above shall be fixed for a period from the execution date hereof until the end of 2nd SALES YEAR. Following 2nd SALES YEAR, both parties shall determine with mutual consultation and agreement, the new transfer price of PRODUCTS applied in each SALES YEAR at least six (6) months prior to the beginning of such SALES YEAR, taking into consideration the changes in the production costs, market conditions in the TERRITORY and other factors; provided, that in case the new transfer price can not be determined at such time notwithstanding reasonable efforts of both parties, the transfer price of the preceding SALES YEAR shall be applied in the next SALES YEAR.

5.3 Notwithstanding the provisions of Sections 5.1 and 5.2 hereof, the transfer price of PRODUCTS shall be discounted at the rate of [REDACTED] percent [REDACTED] from the then current price for the entire next SALES YEAR, if KONICA purchased [REDACTED] kits or more of PRODUCTS from MATRITECH in the preceding SALES YEAR pursuant to Section 3.1.


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5.4  For the purpose of payment, KONICA shall remit the amount of PRODUCTS by telegraphic transfer in U.S. dollars to MATRITECH not later than thirty
     (30) days after receiving MATRITECH's invoice of relevant PRODUCTS.

6.   DELIVERY

6.1 MATRITECH shall make timely shipment and delivery for PRODUCTS to KONICA within sixty (60) days after the date of relevant purchase order placed by KONICA. The delivery shall be made on an Ex Works MATRITECH's warehouse in Cambridge basis. MATRITECH shall exert its best efforts to deliver PRODUCTS manufactured in the same manufacturing lot to KONICA for each SALES CONTRACT.

6.2 Title to PRODUCTS shall pass from MATRITECH to KONICA at the point of time when the risk of loss for PRODUCTS shall pass from MATRITECH to KONICA in accordance with the provisions of the "Incoterms" as set forth in Section 31.1.

6.3 MATRITECH shall, at its expenses, conduct and arrange necessary measures as required by MATRITECH and consented by KONICA, including but not limited to packaging with ice pack and styrofoam completed at MATRITECH for the purpose of keeping PRODUCTS in the appropriate condition under the transportation of PRODUCTS from MATRITECH's factory to KONICA's factory.

7.   QUALITY INSPECTION

7.1 It is the responsibility of MATRITECH to test and inspect, at its own expenses and in accordance with the methods and standards agreed upon by the parties hereto and attached hereto as Exhibit B ("INSPECTION STANDARDS"), all PRODUCTS before delivery thereof to KONICA in order to check and secure the conformity with such quality and characteristics of PRODUCTS as set forth in the product specification attached hereto as Exhibit C ("PRODUCT SPECIFICATION"). MATRITECH shall issue KONICA in advance certificate of analysis and certificate of conformance for PRODUCTS by facsimile and registered mail which have passed its own test and inspection as set forth above.

7.2 KONICA shall conduct, at its own expenses and in accordance with the INSPECTION STANDARDS, acceptance test and inspection of PRODUCTS in order to check and secure the conformity with such quality and characteristics of PRODUCTS as set forth in the PRODUCT SPECIFICATION, for which such quality certificate of MATRITECH as


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                                      -7-


     set forth in Section 7.1 above has been issued, before accepting such PRODUCTS. KONICA may reject the whole or any part of such PRODUCTS as not being in conformity with quality and characteristics of PRODUCTS as set forth in the PRODUCT SPECIFICATION. If the nature of non-conformance of the PRODUCT SPECIFICATION is such that the whole lot of PRODUCTS does not have to be rejected then KONICA will make a good faith effort to only reject the PRODUCTS as not being in conformity with the PRODUCT SPECIFICATION.

7.3 In case any PRODUCTS have been mutually agreed not to be in conformity with the PRODUCT SPECIFICATION as a result of test and inspection in accordance with the INSPECTION STANDARDS, MATRITECH shall deliver to KONICA the substitute PRODUCTS within thirty (30) days from the mutual agreement under the INSPECTION STANDARDS. All expenses relating to delivery of substitute PRODUCTS shall be borne by MATRITECH.

8.   PACKAGING, PACKING AND MARKING

     All packaging, packing and marking (including labeling and printing), package inserted instruction and such necessary description as required by relevant regulations, for the purpose of marketing and distribution of PRODUCTS in the TERRITORY and transportation of PRODUCTS from MATRITECH to KONICA, shall be made by MATRITECH in accordance with KONICA's instructions, at MATRITECH's expenses. MATRITECH shall accept reasonable use labeling for PRODUCTS to be sold in the TERRITORY in accordance with KONICA's instructions; provided, however, that regarding said labeling, each party hereto shall respect the domestic legal requirement of the other party.

9.   WARRANTY

9.1 MATRITECH warrants to KONICA that PRODUCTS to be sold hereunder shall conform to the PRODUCT SPECIFICATION and satisfy the INSPECTION STANDARDS for the period of shelf life of PRODUCTS. OTHER THAN ANY WARRANTIES SPECIFIED IN THIS SECTION 9 HEREOF, THERE ARE NO WARRANTIES OF ANY KIND, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE PRODUCTS. MATRITECH SHALL NOT BE


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                                      -8-


     LIABLE FOR ANY LOST PROFIT, LOSS OF GOODWILL OR OTHER ECONOMIC LOSS, OR FOR ANY COLLATERAL, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WITH RESPECT TO A BREACH OF MATRITECH'S WARRANTIES UNDER THIS SECTION 9.

9.2 In case, after the mutual inspection as set forth in Section 7, any PRODUCTS sold to KONICA have not conformed to the PRODUCT SPECIFICATION within the period of shelf life of PRODUCTS by mutual agreement, MATRITECH shall, at its expenses and responsibility, deliver to KONICA the substitute PRODUCTS within thirty (30) days from the mutual agreement.

9.3 If original shelf life of PRODUCTS becomes equal to or more than [REDACTED] months, MATRITECH shall guarantee that the remaining shelf life of PRODUCTS shall be at least [REDACTED] months at the time when PRODUCTS have been handed over into the charge of the customs clear agent in Narita airport designated by KONICA. If it is proved definitely that original shelf life of PRODUCTS shall be more than [REDACTED] months, MATRITECH shall guarantee that the remaining shelf life of PRODUCTS shall be at least [REDACTED] of original shelf life thereof at the above mentioned time.

9.4 This Section 9 shall survive any termination or expiration of this Agreement.

10.  SALES PROMOTION AND ADVERTISING

10.1 KONICA agrees to exert its best efforts to obtain the largest possible sales volume of PRODUCTS in the TERRITORY and to win, maintain and promote the goodwill for PRODUCTS among customers.

10.2 KONICA will, at its responsibility in principle, maintain an adequate stock of PRODUCTS, actively undertake advertising, hold or participate in exhibitions and implement other means of sales promotion of PRODUCTS.

11.  REPORTING

     KONICA shall provide MATRITECH with annual sales report and provide MATRITECH quarterly with rolling sales forecast covered for one (1) year regarding PRODUCTS.


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                                      -9-

12.  CUSTOMER SERVICE

     KONICA shall perform necessary customer services for PRODUCTS in the TERRITORY at its responsibility. MATRITECH shall provide KONICA with reasonable and adequate marketing support, including but not limited to a copy of sales promotional brochures, catalogues, manuals and any other literature relating to PRODUCTS in English, and shall furnish KONICA with necessary information in writing as requested by KONICA for the purpose of correspondence of customer's claim.

13.  TRADEMARKS

13.1 The packages of PRODUCTS sold by MATRITECH hereunder shall bear the TRADEMARKS. The parties hereto acknowledge that the trademark "device and Matritech" and "UNMP" and the goodwill symbolized thereby shall be and remain the sole property of MATRITECH and the trademark "Konica" and [JAPANESE CHARACTERS] and any goodwill symbolized thereby shall be and remain the sole property of KONICA. The trademark "device and Matritech" shall be affixed to the packages of PRODUCTS more conspicuously than the trademark "Konica", which is more fully specified in the Exhibit A attached hereto.

13.2 Except as explicitly authorized by this Agreement, nothing herein contained shall be construed as the transfer or grant of a license from MATRITECH to KONICA or from KONICA to MATRITECH of any tradenames, trademarks, patents, designs, copyrights and/or any other industrial property rights of MATRITECH or KONICA, whether registered or not, used or embodied in or in connection with PRODUCTS.

14.  INABILITY OF SUPPLYING PRODUCTS

     In case that the supply and/or manufacture of PRODUCTS by MATRITECH will be impossible or suspended for whatever reasons for a period greater than sixty (60) consecutive days at any time during the term of this Agreement except for force majeure and after a reasonable period of cure, and that such inability situation shall not have been cured by MATRITECH within forty-five (45) days after such sixty (60) consecutive day period, MATRITECH shall license, sub-license or have licensed any patent and know how contained in or relating to PRODUCTS including the relevant patents of Massachusetts Institute of Technology (MIT) and the trademark "UNMP" to KONICA with the most favorable royalty and conditions, and also shall provide KONICA with materials including cell lines and other technologies as requested by KONICA for the

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                                      -10-


     purpose of manufacture of PRODUCTS by KONICA. This Section 14 shall survive any termination or expiration of this Agreement.

15.  KONICA'S IMPROVEMENTS

     During the term of this Agreement, KONICA shall, upon request by MATRITECH, grant to MATRITECH at the most favorable royalty and conditions, a sole, non-transferable, worldwide, without any right to sublicense to others, license to make, use and sell the PRODUCTS under any and all improvements to PRODUCTS developed by KONICA. Nothing herein contained shall be construed as a grant of a license from KONICA to MATRITECH with respect to any other products except for PRODUCTS, and KONICA shall be free to use such improvements to any products.

16.  PROCUREMENT OF PERMITS

16.1 KONICA shall use its best efforts in performing clinical trial and other testing of PRODUCTS required for KOSEISHO submission, KOSEISHO APPROVAL and acquirement of Social Insurance Medical Fee ("SIMF"), subject to MATRITECH's assistance pursuant to Section 16.2 below. The target time frame for submission to KOSEISHO by KONICA, procurement of KOSEISHO APPROVAL and acquirement of SIMF shall be as follows; provided that MATRITECH shall deliver to KONICA the third lot of PRODUCTS (Order No.:
     94-N008) not later than [REDACTED] and that all such PRODUCTS shall pass KONICA's inspection under the INSPECTION STANDARDS:

     (a)  Time to KOSEISHO submission: [REDACTED]

     (b)  Time to KOSEISHO APPROVAL: [REDACTED]

     (c)  Time to acquire SIMF: [REDACTED]

     Provided, that above target time frame may be extended on a day for day basis for every day when the delivery of PRODUCTS (Order No.: 94-N008) is delayed, and may be changed upon mutual consultation and agreement in good faith, subject to the problems related to product quality, clinical evaluation performance, uncontrollable factors by KONICA or others.

16.2 MATRITECH shall provide KONICA with reasonable and adequate technical assistance during the period of the clinical trial, submission to KOSEISHO and acquirement of SIMF conducted by KONICA, and shall furnish KONICA with necessary information as requested by KONICA for the purpose of procurement of any license or permits required

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                                      -11-


     in Japan and conforming with any relevant regulations, subject that such information shall have been already in MATRITECH's possession. MATRITECH shall furnish KONICA with such information relating to characteristics and safety of materials and methods and quality control of manufacture of PRODUCTS and other relevant information as may be required for procurement of such license or permits at its responsibility, whether or not such information shall be in MATRITECH's possession; provided, that if the furnishment of such information incurs significant expenses, the parties hereto shall negotiate in good faith and come to mutual agreement for the reimbursement of MATRITECH's reasonable expenses by KONICA.

16.3 MATRITECH shall provide US clinical trial data in summary form and testing data of PRODUCTS required for FDA submission in summary form to KONICA in support of KONICA's KOSEISHO submission and subsequent marketing efforts.

16.4 MATRITECH shall be responsible for procuring any license or permits required to manufacture and export PRODUCTS, or for otherwise complying with the local regulations in U.S. and shall obtain such license and permits, at its own expenses.

17.  SECRECY

     During the term of this Agreement and for three (3) years thereafter, each party hereto shall keep and cause to be kept confidential and may not disclose in any manner to any third party any information as marked "CONFIDENTIAL" acquired from the other party during the term of this Agreement in connection with or in the course of performance of this Agreement or SALES CONTRACT, including but not limited to the terms and conditions of this Agreement and SALES CONTRACT, price of PRODUCTS, marketing strategy and technical and sales data, and shall not use those informations for the purpose other than the performance required in this Agreement; except for the following information:

     (a) which, at the time of disclosure by the other party, is in the public domain;

     (b) which, after the time of disclosure by the other party, is published or otherwise becomes part of the public domain without any fault on the part of the receiving party;

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                                      -12-


     (c) which can be established in the documented form that it was rightfully in the possession of the receiving party at the time of disclosure by the other party and was not acquired directly or indirectly from the other party;

     (d) which is or becomes available to the receiving party or to the general public from any third party not having a confidential relationship with the other party;

     (e) which is or becomes reasonably necessary to be disclosed to KONICA's sales representatives, dealers and customers for sales of PRODUCTS; or

     (f)  which is required by law to be disclosed.

18.  HOLD HARMLESS

18.1 During the term of this Agreement and thereafter, MATRITECH shall indemnify and hold KONICA harmless against any claim or demand by any third party for damages, losses or costs including attorney's fees directly caused by, including without limitation, accident, injury or hazard to person, property or human health, arising out of or resulting from such PRODUCTS as not being in conformity with the PRODUCT SPECIFICATION.

18.2 During the term of this Agreement and thereafter, KONICA shall indemnify and hold MATRITECH harmless against any claim or demand by KONICA's sales representatives, dealers or customers for damages, losses or costs arising out of or resulting from service of or advertising of PRODUCTS conducted by KONICA, excluding any product liability claim arising out of the PRODUCTS to be sold hereunder.

19.  TERM

     This Agreement shall become effective from the date of execution of this Agreement and shall remain in force until lapse of six (6) years from the submission of PRODUCTS to KOSEISHO or January 31, 2002 whichever comes latest, unless earlier terminated pursuant to Section 20 below. Thereafter, this Agreement shall be extended for further two (2) year periods, unless either party hereto gives the other party the termination notice at least six (6) months prior to the expiration of the original or any such extended period of this Agreement.



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                                      -13-
20.  EARLIER TERMINATION

20.1 Each party hereto shall, without prejudice to any other remedies available to such party, have the right to forthwith terminate this Agreement and/or SALES CONTRACT, in whole or in part, at any time by giving the other party a written notice:

     (a) if the other party shall commit any breach or failure to observe or to perform any of the material provisions of this Agreement and/or SALES CONTRACT, and such breach or failure shall not have been cured within thirty (30) days after the date of a written notice of such breach or failure given by the non-defaulting party;

     (b) if any proceeding under any bankruptcy, reorganization, arrangement or insolvency law or similar law for the relief of debtors shall be instituted by or against the other party whether or not resulting in adjudication;

     (c) if a receiver, trustee or liquidator shall be appointed to take charge of all or portion of the other party's assets under any provisions of bankruptcy or insolvency law or similar law for the relief of debtors; or

     (d) if the other party shall suspend or cease or threaten to suspend or cease its ordinary business operations or any substantial part thereof.

20.2 The non-defaulting party in Section 20.1 (a) above shall have the right to suspend its performance or fulfillment of any obligation except for the obligation to pay monies owed which are not in dispute at the time of the default as set forth in this Agreement and SALES CONTRACT without liability for indemnification to the defaulting party, for the period from the date of the written notice of such breach or failure set forth in Section 20.1
     (a) above to the date of the adequate cure of such breach or failure by such defaulting party, or to the date of termination of this Agreement and/or cancellation of SALES CONTRACT, as the case may be.

20.3 In case the parties hereto mutually determine that the KOSEISHO APPROVAL can not be procured as to PRODUCTS notwithstanding best efforts of KONICA under MATRITECH's assistance pursuant to Section 16.2, this Agreement shall be terminated without incurring any liability for indemnification on each party to the other party due to such termination.

21.  BREACH OF CONTRACT

     In the case of breach by either party of any material term, condition or warranty of this Agreement and/or SALES CONTRACT, such breaching party shall be liable to the other party for all losses and damages directly caused by its breach of contract, upon request by the other party after the period of cure of such breach as set forth in Section 20.1 (a), without prejudice to any other remedies to the other party provided herein, including but not limited to the right of termination hereof pursuant to Section 20.1. This Section 21 shall survive any termination or expiration of this Agreement.

22.  NOTICE

     All notices specifically required by this Agreement or by SALES CONTRACT under this Agreement shall be in writing in English and shall be sent by registered airmail, or by facsimile subject to confirmation by registered mail, to the following address, unless otherwise instructed by written notice of the other party:

If to MATRITECH:  Mr. David L. Corbet
                  President and Chief Operating Officer

                  MATRITECH INC.
                  763 Concord Avenue, Cambridge,
                  MA 02138, U.S.A.
                  Facsimile: 617-661-8522

If to KONICA:     Mr. Shigeru Suzuki
                  Director and Division Executive Officer
                  Medical Products Marketing Division

                  KONICA CORPORATION 262, Nishi-shinjuku 1-chome,
                  Shinjuku-ku, Tokyo 163-05, Japan Facsimile:
                  81-425-87-3335

     Any notices shall be deemed to have been duly given and made, unless otherwise specifically provided in this Agreement, i) when such registered airmail shall have been deposited in the mail, postage prepaid, or ii) when such facsimile shall have been received by the other party, subject to receipt by such other party of confirmation thereof by registered mail, postage prepaid, within fifteen
     (15) days.

23.  EFFECT OF TERMINATION

     No expiration or no earlier termination (collectively "termination") of this Agreement shall release each party from any liability which at such time has already accrued to the other party, nor shall in any way affect the survival of any right, duty or obligation of each party which is contemplated to be performed as of the date of or after such termination.

24.  FORCE MAJEURE

     Neither party hereto shall be responsible for failure or delay in the performance of its obligations under this Agreement and/or any SALES CONTRACT due to cause(s) beyond its control, including but not limited to acts of God, strikes, labor troubles, inevitable accidents, shortage or delay of carriers, shortage of raw materials, labour, power or other utility services, war, riots, civil commotion, embargoes, blockades, prohibition of exportation, governmental direction, intervention of government agencies or legal restrictions. In such cases, performance by such party of this Agreement and/or any SALES CONTRACT shall be suspended without liability for indemnification to the extent of affected performance and for the period of delay reasonably attributable to such causes, including but not limited to recovery time.

25.  PATENT INDEMNIFICATION

25.1 During the term of this Agreement and thereafter, MATRITECH shall indemnify and hold KONICA harmless against any claim of infringement of any patent, copyright, design or other intellectual property rights with respect to the PRODUCTS purchased by KONICA hereunder, except as provided in Section 25.3 below. In the event a third party at any time brings suit against KONICA anywhere in the TERRITORY claiming infringement of its patent rights or unauthorized use or misappropriation of its technology, based on a claim arising out of the use or sale of the PRODUCTS, MATRITECH shall have sole and exclusive right to take all appropriate legal action with respect thereto. KONICA shall, after receipt of notification of a third party claim or notice of commencement of any action, suit or proceeding of the type described in the preceding sentence, notify MATRITECH of such claim or the commencement of said action, suit or proceeding, enclosing a copy of all papers served. KONICA shall not settle, compromise or agree to the dismissal of any such suit involving the rights of MATRITECH without obtaining the prior written consent of MATRITECH.

25.2 KONICA shall promptly report in writing to MATRITECH during the term of this Agreement any i) known infringement or suspected infringement by a third party in the TERRITORY, or ii) unauthorized use or misappropriation by a third party in the TERRITORY, of any patent and/or trademark of MATRITECH relating to or covering the PRODUCTS, of which it becomes aware, and shall provide MATRITECH with all available evidence supporting said infringement, suspected infringement or unauthorized use or misappropriation. MATRITECH shall have the sole and exclusive right and obligation to initiate an infringement or other appropriate suit anywhere in the TERRITORY against any third party who at any time has infringed, or is suspected of infringing, any patent and/or trademark of MATRITECH pertaining to the PRODUCTS.

25.3 During the term of this Agreement and thereafter, KONICA shall indemnify and hold MATRITECH harmless against any claim of infringement of any patent, copyright, design or other intellectual property rights with respect to; i) the trademarks , "Konica" and [JAPANESE CHARACTERS], and ii) the improvements made by MATRITECH under the instruction of KONICA to the PRODUCTS purchased by KONICA hereunder.

26.  RECALL AND WITHDRAWAL

     The parties hereto acknowledge that recall/withdrawal of PRODUCTS distributed by KONICA to its customers may be made in case i) such recall is ordered or requested by a competent governmental authority or ii) such withdrawal is mutually agreed upon by the parties hereto ("PRODUCTS RECALL/WITHDRAWAL"). KONICA agrees to take any action as both parties deem necessary to facilitate and implement the PRODUCTS RECALL/WITHDRAWAL. MATRITECH will bear the direct costs and expenses incurred in connection with the implementation of the PRODUCTS RECALL/WITHDRAWAL if and to the extent such PRODUCTS RECALL /WITHDRAWAL is taken place due to the PRODUCTS not conforming to the PRODUCT SPECIFICATION; provided, however, that such non-conformance is not due to improper transport, storage or use of the PRODUCTS, and KONICA will bear such direct costs and expenses if and to the extent such PRODUCTS RECALL/WITHDRAWAL is taken place due to negligence of KONICA.

27.  NON-WAIVER

     No failure to exercise or delay in exercising any right under this Agreement and/or any SALES CONTRACT shall operate as a waiver thereof, nor shall any single or partial exercise of any of such rights thereunder preclude any other or further exercise of such rights or the exercise of any other rights.

28.  NON-ASSIGNABILITY

     Neither party hereto may, in whole or in part, assign, transfer, pledge, encumber or otherwise dispose of this Agreement or any SALES CONTRACT or any such rights or obligations on its part as are created thereunder to any third party, without the prior written consent of the other party; provided, however, that MATRITECH may assign its rights and obligations under this Agreement in connection with the sale of its entire business relating to the PRODUCTS, if and on condition that, KONICA confirms in writing prior to the assignment that the assignee of such MATRITECH's rights and obligations assumes all contractual obligations of MATRITECH hereunder without any substantial changes thereon, and in such case, KONICA will not withhold its consent for such assignment.

29.  PARTIAL INVALIDITY

     The parties hereto agree that invalidity or unenforceability of any of the provisions, in part or in whole, of this Agreement or any SALES CONTRACT shall not in any way affect the validity or enforceability of any other parts or provisions thereof except those which are an integral part of or are otherwise clearly inseparable from such invalid or unenforceable part or provision.

30.  HEADINGS

     The headings to Sections or elsewhere in this Agreement are only for convenience of reference without forming a part of this Agreement and shall not in any way affect the interpretation thereof.

31.  TRADE TERMS AND APPLICABLE LAW

31.1 The trade terms used in this Agreement and any SALES CONTRACT shall be interpreted in accordance with the provisions of the "Incoterms" (the International Rules for the Interpretation of Trade Terms established by the International Chamber of Commerce), as amended and supplemented from time to time.

31.2 This Agreement and any SALES CONTRACT shall be governed by and construed in accordance with the substantive laws of the State of New York without reference to other laws.

32.  ARBITRATION

     All disputes, controversies or differences which may arise, during the term of this Agreement or thereafter, between the parties hereto, out of or in connection with this Agreement or any SALES CONTRACT, or for the breach thereof, shall be finally settled by arbitration pursuant to the Japan-American Trade Arbitration Agreement of September 16, 1952 ("JATAA"), by which each party hereto is bound. The place of arbitration shall be New York, U.S.A., if the defendant party is MATRITECH, or Tokyo, Japan, if the defendant party is KONICA; provided, however, that nothing in this Section 32 shall be construed to preclude either party from seeking provisional remedies, including, but not limited to, temporary restraining orders and preliminary injunctions, from any court of competent jurisdiction, in order to protect its rights pending arbitration, but such preliminary relief shall not be sought as a means of avoiding arbitration. The parties hereto shall have the right of prehearing discovery, including, without limitation; i) exchange of witness lists, ii) exchange of documentary evidence and reasonably related documents, iii) written interrogatories, and iv) subject to the reasonable discretion of the arbitrators and upon good cause shown depositions under oath or any witnesses who are to be called to testify at the arbitration hearing. As soon as the discovery is concluded, the arbitrators shall hold one or more hearings on as expedited a schedule as proves practicable in accordance with the aforesaid JATAA rules. The award of the arbitration shall be final and binding upon both parties hereto.

33.  ENTIRE AGREEMENT AND MODIFICATION

33.1 This Agreement is the final expression of the entire and only agreement of both parties with respect to the subject matter covered in this Agreement and supersedes all previous oral or written agreements, negotiations, commitments and representations with respect thereto.

33.2 This Agreement cannot be changed, modified or amended in any manner except by mutual agreement in writing signed by duly authorized representatives of both parties hereto.

33.3 This Agreement has been drafted in English but may be translated into Japanese; provided, however, that the English language version shall be controlling.

IN WITNESS WHEREOF, both parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MATRITECH INC.                              KONICA CORPORATION


/s/ David L. Corbet                         /s/ Shigeru Suzuki
-------------------------------             ------------------------------------
By: David L. Corbet                         By: Shigeru Suzuki
Title: President and Chief                  Title:   Director and Division
       Operating Officer                             Executive Officer
                                                     Medical Products Marketing
                                                     Division

Date: December 1, 1994                      Date:  November 17, 1994
      -------------------------                    ----------------------------

                                    EXHIBIT A
                                 - TRADEMARKS -
          [JAPANESE CHARACTERS] Matritech UNMP 22 [JAPANESE CHARACTERS]
                       (Konica Matritech UNMP22 test kit)

1.   PRODUCTS NAME







          [JAPANESE CHARACTERS] Matritech UNMP22 [JAPANESE CHARACTERS]






2.   MATRITECH'S TRADEMARK




                                    MATRITECH



3.   KONICA'S TRADEMARK



     KONICA

                                    EXHIBIT B
                            - INSPECTION STANDARDS -
          [JAPANESE CHARACTERS] Matritech UNMP22 [JAPANESE CHARACTERS]
                       (Konica Matritech UNMP22 test kit)

1.   TEST KIT INSPECTION

1-1 PROPER LABELING

     Reagent bottles, foils, cartons and shippers shall be 100% inspected for content, position, and quality of the information printed during manufacturing. The 100% inspection may be changed by mutual agreement of both Matritech and Konica.

     Each lot is sampled and tested for proper labeling of reagent bottles and foils of the kit components.

1-2 LOT NUMBERS

     The items specified will have a lot number and the lot number shall be clearly printed in the specified position.

1-3 EXPIRATION DATES

     The items specified will have an expiration date and the expiration date shall be printed in the specified position.

1-4 SOIL DAMAGE

     Soil damage shall not affect the marketability of the products.

1-5 WATER DAMAGE

     Water damage shall not affect the marketability of the products.

1-6 PHYSICAL DAMAGE

     a) Shipper;     Damage shall not affect the marketability of the products.
     b) Carton;      Damage shall not affect the marketability of the products.
     c) Bottles;     Damage shall not affect the marketability of the products.
                     Each bottles shall be properly sealed.

     Each lot is sampled and tested for integrity of the sealing of the cap.

1-7 TEMPERATURE INTEGRITY OF SHIPMENT

     When packing Test Kit for shipment, a temperature recorder is packed inside of a randomly selected crate so that temperature changes during shipment may be monitored.

     However, said temperature recorder can be neglected or substituted to other temperature warning method under the mutual agreement.

1-8 SHIPMENT NOTIFICATION

     A Shipment Notification shall be sent to Konica such that it is received prior to receiving the shipment. This contains a list of lot numbers, quantities, purchase orders represented by the shipment, and a statement that the products conform to the specification.

1-9 CERTIFICATE OF ANALYSIS

     For each lot number, a certificate of analysis shall be mailed to QA Operations at Konica.

2.   PERFORMANCE TESTING

2-1 TEST KIT PERFORMANCE

     Test Kit Performance is characterized by sensitivity, specificity, reproducibility and stability.

     Test Kit Performance Testing is done on each lot to determine product performance characteristics. The protocol is specified in the SUPPLEMENTAL RELEASE PROCEDURES.

     The level of absorbance or value is determined with mean level of described number of assay in the SUPPLEMENTAL RELEASE PROCEDURES.

2-1-1 SENSITIVITY

     Sensitivity is defined as absorbance at wavelength of 492nm per unit in zero fixed linear regression of Calibrators, and that absorbance per unit shall be within range of allowance.

     In addition, absorbance in Calibrator No.l shall be below the definite level, and coefficient correlation of linear regression shall be within allowance.

     Mean absorbance of Calibrator No.l. at 492nm is less than the acceptance limit listed in SUPPLEMENTAL RELEASE PROCEDURES.

     Slope in zero fixed linear regression using mean absorbance of Calibrator No. 1 to No.7. is within the acceptance limit listed in SUPPLEMENTAL RELEASE PROCEDURES.

2-1-2 SPECIFICITY

     Specificity is defined as +/-bias % having against assigned controls. Each level of three Controls shall be within +/-bias % of allowance.

     Moreover, in order to maintain the absorbance value, both sites of Matritech and Konica shall have sufficient number of "mastercontrol" in frozen below -80 (degree)C. These master control shall be assayed at the same time and shall be within +/-bias % of allowance.

     Each value of Control I to III is within the acceptance listed in SUPPLEMENTAL RELEASE PROCEDURES.

     The value of master control is within the acceptance limit listed in SUPPLEMENTAL RELEASE PROCEDURES.

2-1-3 REPRODUCIBILITY

     Reproducibility is defined as Coefficient of Variation (C.V.%) of values in three Controls.

     Each C.V.% of Control I to III is within the acceptance listed in SUPPLEMENTAL RELEASE PROCEDURES.

2-1-4 DISPOSITION OF RETESTING

     Results falling outside of specification may indicate an unacceptable lot.

     Three possible actions may be taken ;

     a) Reject the lot based in the initial test results if re-testing does not appear to be promising.

     b) Retest the lot and combine all the results together to compare to specification.

          Release if acceptable.

     c) Determine through investigation that the initial performance results were incorrect due to a specific testing error for which corrective action has been taken. Initial data may be discarded and new data collected.

2-2 CALIBRATOR VALUE CHECK

     The assigned value of each Calibrator is checked on each lot to determine product performance characteristics. The protocol is specified in the SUPPLEMENTAL RELEASE PROCEDURES.

2-2-1 CALIBRATOR VALUE VERIFICATION

     Absorbance of Calibrator No.l and No.7 is within the allowance listed in SUPPLEMENTAL RELEASE PROCEDURES.

     The assigned values of Calibrator from No.l to No.7 is within the allowance listed in SUPPLEMENTAL RELEASE PROCEDURES.

     The correlation coefficient in zero fixed linear regression using mean absorbance of Calibrator from No.l to No.7 is more than the allowance shown in SUPPLEMENTAL RELEASE PROCEDURES.

2-2-2 DISPOSITION OF RETESTING

     Results falling outside of specification may indicate an unacceptable lot.

     Two possible actions may be taken;

     a) Reject the lot based in the initial test results if re-testing does not appear to be promising.

     b) Determine through investigation that the initial performance results were incorrect due to a specific testing error for which corrective action has been taken. Initial data may be discarded and new data collected.

2-3 CONTROL VALUE CHECK

     The assigned value of each Control is checked on each lot to determine product performance characteristics. The protocol is specified in the SUPPLEMENTAL RELEASE PROCEDURES.

2-3-1 CONTROL VALUE VERIFICATION

     The assigned value in each Control from I to III is within the allowance listed in SUPPLEMENTAL RELEASE PROCEDURES.

     Each result values of Control from I to III is within each control range described in its label on the bottle.

2-3-2 DISPOSITION OF RETESTING

     Results falling outside of specification may indicate an unacceptable lot.

     Two possible actions may be taken ;

     a) Reject the lot based in the initial test results if re-testing does not appear to be promising.

     b) Determine through investigation that the initial performance results were incorrect due to a specific testing error for which corrective action has been taken. Initial data may be discarded and new data collected.

3. VERIFICATION OF SHELF LIFE

3-1 REAL TIME SHELF LIFE VERIFICATION

     Verification of Shelf Life shall be determined by the difference between the values obtained from the Test Kits of a lot immediately after manufacturing and the values obtained from the Test Kits of the same lot after storage at 2(degree)C to 10(degree)C in unopened bottle for a period not less than the expiry age for the reagent.

3-2 STRESSED LIFE VERIFICATION

     Only when changing either a formula or a process, or both, a test of putting a small trial sample in accelerated stress conditions such as 7 days at 37(degree)C is performed. The results of the test along with the data of unstressed samples are to be submitted when released. No judgement of the release and acceptance shall be made with performance of the stressed samples.

4. OTHERS

4-1 PRODUCT SAMPLE

     Both Matritech and Konica keeps significant amount of production sample of the Product in each lots, in order to provide the soonest measure for customer complaints.

     Such production sample is kept for at least 3 months more than its original expiration.

4-2 RECEIVING INSPECTION

     For each shipment from Matritech to Konica, Konica shall perform the receiving inspection referred to the EXHIBIT B -INSPECTION STANDARDS.

     However, such receiving inspection can be neglected under the decision of Konica.

                                    EXHIBIT C
                            - PRODUCT SPECIFICATION -
          [JAPANESE CHARACTERS] Matritech UNMP22 [JAPANESE CHARACTERS]
                       (Konica Matritech UNMP22 test kit)

1.   DEFINITION

     This Product Specification is defined in order to maintain the quality of [JAPANESE CHARACTERS] Matritech UNMP22 [JAPANESE CHARACTERS] (Konica Matritech UNMP22 test kit) which consists of a microtiter plate based enzyme immunoassay and quantifies NMP22 in urine of patients for the diagnosis, monitoring or prognosis of urinary tract disorders and/or diseases, and further includes 96 determinations per test kit, that Matritech Inc. (hereafter Matritech) manufactures and Konica Corporation (hereafter Konica) distributes within the Territory.

     Terminology:

             Product;              Test Kit, Carton and Shipper
             Test Kit;             Konica Matritech UNMP22 Test Kit
             Carton;               Box that contains components.
             Shipper;              Box that contains cartons.

2.   SCOPE

     This Product Specification is effective for the performance, standard and packaging of [JAPANESE CHARACTERS] Matritech UNMP22 [JAPANESE CHARACTERS] (Konica Matritech UNMP22 test kit) according to the SUPPLY AND PURCHASE AGREEMENT executed November 17, 1994 between Matritech and Konica.

3.   KIT COMPONENTS

     Kit Components would be referred to Attachment 1.

4.   LOT NUMBER AND EXPIRATION DATE

4-1 DEFINITION OF LOT -

     Lot number of the kit is defined to as kits packaged in the same day by the same batch in all components.

     Lot number of the reagent is defined to the reagents manufactured and assigned in the same day.

4-2 LOT NUMBER ASSIGNMENT-

     Lot number is assigned in 6 digits. Each digit is named as follows;

example
       1  1  4  0  0  1
       |  |  |  |  |  |
       |  |  |   ------------------------ manufacturing serial number (3 digits)
       |  |  ---------------------------- the last digit of the year
       |--|------------------------------ month

                             Table 1 : code of month

                    -----------------------------------------
                           month                code
                    -----------------------------------------
                          January                01
                    -----------------------------------------
                          February               02
                    -----------------------------------------
                           March                 03
                    -----------------------------------------
                           April                 04
                    -----------------------------------------
                            May                  05
                    -----------------------------------------
                            June                 06
                    -----------------------------------------
                            July                 07
                    -----------------------------------------
                           August                08
                    -----------------------------------------
                         September               09
                    -----------------------------------------
                          October                10
                    -----------------------------------------
                          November               11
                    -----------------------------------------
                          December               12
                    -----------------------------------------

4-3   EXPIRATION DATE -

      Expiration date is defined as the date after X months from the next month of the manufacturing.

5.    SPECIFICATION

5-1   PRODUCT APPEARANCE -

5-1-1 LABELING

      For each components of the kit, labeling is specified in Attachment 2.

      Labeling and its printing must be proper and visibly clear.

5-1-2 PACKAGE

      The carton of the Product is specified as follows.

                 Dimension          : 219.1mm(W) x 158.8mm(L) x 89mm(H)
                 Material           : card board -150E flute

      The packing of the components of the Products in the carton are specified in Attachment 3.

      The printing to the carton is specified in Attachment 2.

      Carton printing and components layout must be proper and visibly clear.

      The shipper of the carton is specified as follows.

                 Dimension          : 225mm(W) x 321mm(L) x 200mm(H)
                 Material           : corrugated box
                 Contents           : 6 cartons

      The packing of the cartons to the shipper is specified in Attachment 3.

      The printing to the shipper is specified in Attachment 2.

      The printing on the shipper and cartons layout must be proper and visibly clear.

      The format of the package inserted instruction is specified in Attachment 2.

5-1-3 APPEARANCE OF MATERIALS

      There shall be no significant aesthetic defects or degradation found in each reagent material of the components.

      The appearance of each components is specified in Attachment 1.


5-1-4 OTHERS

      There shall be no significant aesthetic defects to the Products.


5-2   PROTOCOL -

5-2-1 WAVELENGTH OF ABSORBANCE MEASUREMENT

                                     492 nm

5-2-2 OPERATION TIME AND TEMPERATURE

 Specimen, calibrator and control                      ; 200uL/well
  - incubate.......... 2 hours +/- 5 min. at 18(degree)C to 25(degree)C.
  - wash
 Add DIG~Anti-UNMP22                                   ; 200uL/well
  - incubate.......... 1 hours +/- 5 min. at 18(degree)C to 25(degree)C.
  - wash
 Add SAD-HRP                                           ; 200uL/well
  - incubate.......... 0.5 hours +/- 5 min. at 18(degree)C to 25(degree)C.
  - wash
 Add OPD solution                                      ; 200uL/well
  - incubate.......... 0.5 hours +/- 2 min. at 18(degree)C to 25(degree)C.
 Add 2M H2S04 to stop reaction                         ; 50uL/well
  - wait ............. 10 minutes.
  - read absorbance .......... no later than 30 minutes after addition of acid.

5-3  PERFORMANCE -

5-3-1 TEST KIT PERFORMANCE

A.   Sensitivity (Slope of Standard Curve)

     Slope in zero fixed linear regression using absorbance of Calibrator No.l to No.7 ;


                                   [REDACTED]

B.   Specificity

     When any sample with known concentration are measured, the values obtained are within the limits listed in Table 2.

                     Table 2 : sample levels and allowances

    ----------------------------------------------------------------------------
      level              true value (U/mL)                 Allowance
    ----------------------------------------------------------------------------
       low                  [REDACTED]                     [REDACTED]
    ----------------------------------------------------------------------------
     middle                 [REDACTED]                     [REDACTED]
    ----------------------------------------------------------------------------
      high                  [REDACTED]                     [REDACTED]
    ----------------------------------------------------------------------------

C.   Reproducibility

     inter-assay C.V.             [REDACTED]           (across the entire assay)
     intra-assay C. V.            [REDACTED]

D.   Assay Range

     The assay range of this method is ;

                                   [REDACTED]

E.   The Low End Sensitivity

     The low end sensitivity of the assay        [REDACTED]

F.   Recovery Rates

     The recovery rates of added antigen          [REDACTED]

G.   Dilution Linearity Rates

      The dilution linearity rates of urine samples           [REDACTED]

5-3-2 REQUIREMENT FOR CALIBRATOR

      Each levels of Calibrators must present the specified characteristics in Attachment 4.

      The correlation coefficient in zero fixed linear regression using mean absorbance of the Calibrator from No.l to No.7 is more than [REDACTED]

5-3-3 REQUIREMENT FOR CONTROL

      Each levels of Controls must present the specified characteristics in Attachment 5.

6.    OTHERS

6-1   DOCUMENTATION

      For each released lot, a Certificate of Analysis must be prepared from Matritech to Konica.

6-2   PRESENCE OF THE PROBLEM

      If there arouse problem to the quality of the Product, Matritech and Konica shall negotiate in good faith and do their best efforts to the solutions.

ATTACHMENT 1. KIT COMPONENTS OF UNMP22

A.   Test Kit Components

--------------------------------------------------------------------------------------------------------------
   No.                        Name                        form & Volume                  package
--------------------------------------------------------------------------------------------------------------
   #la     3 [JAPANESE CHARACTERS] - 1 [JAPANESE           lyophilized       5mL flint glass bottle x3 with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No. l Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #lb     3 [JAPANESE CHARACTERS] - 2 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No.2 Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #lc     3 [JAPANESE CHARACTERS] - 3 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No.3 Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #ld     3 [JAPANESE CHARACTERS] - 4 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No.4 Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #le     3 [JAPANESE CHARACTERS] - 5 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No.5 Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #1f     3 [JAPANESE CHARACTERS] - 6 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No.6 Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #l g    3 [JAPANESE CHARACTERS] - 7 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 No.7 Unit/mL Calibrator
--------------------------------------------------------------------------------------------------------------
   #2a     4 [JAPANESE CHARACTERS] - 1 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 Control Level 1
--------------------------------------------------------------------------------------------------------------
   #2b     4 [JAPANESE CHARACTERS] - 2 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 Control Level 2
--------------------------------------------------------------------------------------------------------------
   #2c     4 [JAPANESE CHARACTERS] - 3 [JAPANESE           lyophilized       5mL flint glass bottle with
           CHARACTERS]                                                       split nosed stopper

           UNMP22 Control Level 3
--------------------------------------------------------------------------------------------------------------
    #3     8 [JAPANESE CHARACTERS] 96 [JAPANESE              1 plate         foiled in zip-lock with
           CHARACTERS]                                     8wells x 12       desiccant

           Coated Plate (96 determination)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
    #4     1 [JAPANESE CHARACTERS]                        20mL solution      30mL HDPE bottle
                                                           clear amber
            DIG~Anti-UNMP22
--------------------------------------------------------------------------------------------------------------
    #5     2 [JAPANESE CHARACTERS]                        20mL solution      30mL HDPE bottle
                                                           clear amber
           HRP~SAD
--------------------------------------------------------------------------------------------------------------
    #6     OPD Development Buffer                         40mL solution      60mL HDPE amber bottle
                                                              clear
--------------------------------------------------------------------------------------------------------------
    #7     OPD Tablets                                      4 tablets        individual foil in plastic bag
--------------------------------------------------------------------------------------------------------------
    #8     Wash Solution 100 x Concentrate                30mL solution      30mL HDPE bottle
                                                              clear
--------------------------------------------------------------------------------------------------------------
    #9     Package Inserted Instruction                     1 booklet        folded paper
--------------------------------------------------------------------------------------------------------------

ATTACHMENT 3. COMPONENTS LAYOUT

A. Carton box and kit components




                    [graphic: Carton box and kit components]

B. Carton Box Layout in Shipper Box


              [graphic: Carton Box Layout in Shipper Box top view]

             [graphic: Carton Box Layout in Shipper Box side view]

CONFIDENTIAL TREATMENT

ATTACHMENT 4. REQUIREMENTS OF CALIBRATORS

   A. Assigned Value and Optical Density


--------------------------------------------------------------------------------
   Calibrator           (Assigned Value (U/mL)                  Absorbance
--------------------------------------------------------------------------------
      No.l                    [REDACTED]                        [REDACTED]
--------------------------------------------------------------------------------
      No.2                    [REDACTED]
--------------------------------------------------------------------------------
      No.3                    [REDACTED]
--------------------------------------------------------------------------------
      No.4                    [REDACTED]
--------------------------------------------------------------------------------
      No.5                    [REDACTED]
--------------------------------------------------------------------------------
      No.6                    [REDACTED]
--------------------------------------------------------------------------------
      No.7                    [REDACTED]                        [REDACTED]
--------------------------------------------------------------------------------

          note: Absorbance must increase in order of calibrator number.

CONFIDENTIAL TREATMENT

ATTACHMENT 5. REQUIREMENTS OF CONTROLS


A. Assigned Value

-------------------------------------------------------------------------------
      Control                            Assigned Value (U/mL)
-------------------------------------------------------------------------------
         I                                     [REDACTED]
-------------------------------------------------------------------------------
        II                                     [REDACTED]
-------------------------------------------------------------------------------
        III                                    [REDACTED]
-------------------------------------------------------------------------------


B. Assigned Value and Control Range


--------------------------------------------------------------------------------
                          Values of Control Range (U/mL)
   Control     -----------------------------------------------------------------
               Minimum                                        maximum
--------------------------------------------------------------------------------
      I        (Assigned Value x [REDACTED]         (Assigned Value x [REDACTED]
--------------------------------------------------------------------------------
     II        (Assigned Value x [REDACTED]         (Assigned Value x [REDACTED]
--------------------------------------------------------------------------------
     III       (Assigned Value x [REDACTED]         (Assigned Value x [REDACTED]
--------------------------------------------------------------------------------